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                                                                   EXHIBIT 10.18

                                                                  EXECUTION COPY

                                  $300,000,000

                               RENT-A-CENTER, INC.

                    7 1/2% SENIOR SUBORDINATED NOTES DUE 2010

                               PURCHASE AGREEMENT

                                                                     May 1, 2003

LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
BEAR, STEARNS & CO. INC.
UBS WARBURG LLC
WACHOVIA SECURITIES, INC.
  c/o Lehman Brothers Inc.
      745 Seventh Avenue
      New York, NY 10019

Ladies and Gentlemen:

                  RENT-A-CENTER, INC., a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell to you, as the initial purchasers (the "Initial Purchasers"), $300,000,000 in aggregate principal amount of its 7 1/2% Senior Subordinated Notes due 2010 (the "Notes"). The Notes will (i) have terms and provisions that are summarized in the Offering Memorandum (as defined below) and (ii) are to be issued pursuant to an Indenture (the "Indenture") to be entered into among the Company, the Guarantors (as defined below) and The Bank of New York, as trustee (the "Trustee"). The Company's obligations under the Notes, including the due and punctual payment of interest on the Notes, will be irrevocably and unconditionally guaranteed (the "Guarantees") by Rent-A-Center East, Inc., a Delaware corporation, ColorTyme, Inc., a Texas corporation, Rent-A-Center West, Inc. (formerly known as Advantage Companies, Inc.), a Delaware corporation, Get It Now, LLC, a Delaware limited liability company, Rent-A-Center Texas, L.P., a Texas limited partnership, and Rent-A-Center Texas, L.L.C., a Nevada limited liability company (collectively, the "Guarantors"). The Notes and the Guarantees are collectively referred to as the "Securities." This is to confirm the agreement concerning the purchase of the Securities from the Company by the Initial Purchasers.

                  The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Company and the Guarantors have prepared a preliminary offering memorandum dated April 25, 2003 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering Memorandum") setting forth information concerning the Company, the Guarantors, the Securities and the Exchange Securities (as defined herein). Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this agreement (the "Agreement"). The Company and the Guarantors hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with Section 2.

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                  Any reference to the Preliminary Offering Memorandum or the
Offering Memorandum shall be deemed to refer to and include the Company's most recent Annual Report on Form 10-K and all subsequent documents filed with the United States Securities and Exchange Commission (the "Commission") pursuant to
Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or prior to the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be (the "Incorporated Documents"). Any reference to the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and prior to such specified date. All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the "Exchange Act Reports."

                  It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor, in substitution thereof) shall bear the following legend (along with such other legends as the Initial Purchasers and their counsel deem necessary):

         "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE Securities ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE Securities ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE Securities ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE Securities ACT, (5) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF RENT-A-CENTER, INC. SO REQUESTS) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE Securities ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY LAWS OF THE STATES OF THE UNITED STATES."

                  You have advised the Company that you will make offers (the "Exempt Resales") of the Securities purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonable believe to be "qualified institutional buyers" (a "Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act ("Rule 144A"); and (ii) outside the United States to certain persons in offshore transactions in reliance on Regulation S under the Securities Act ("Regulation S"). Those persons specified in clauses (i) and (ii) are referred to herein

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as the "Eligible Purchasers". You will offer the Securities to Eligible
Purchasers initially at a price equal to 100.0% of the principal amount thereof. Such price may be changed at any time without notice.

                  Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), among the Company, the Guarantors and the Initial Purchasers to be dated May 6, 2003 (the "Closing Date"), for so long as such Securities constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Commission, under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior subordinated notes of the Company and guarantees of each of the Guarantors (the "Exchange Securities") which are identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions or additional interest upon certain failures to comply with the Registration Rights Agreement) to be offered in exchange for the Securities and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

                  The Company will use the net proceeds from the offering of the Securities to repurchase all of the Company's outstanding 11% Senior Subordinated Notes due 2008, Series D, and will use the remainder to repay a portion of the term loans under the Credit Agreement (as defined herein).

                  1. Representations, Warranties and Agreements of the Company and the Guarantors. The Company and each of the Guarantors, jointly and severally, represent and warrant to the several Initial Purchasers on and as of the date hereof and the Closing Date that:

                  (a) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A) as securities of the Company or the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act, or that are quoted in a United States automated inter-dealer quotation system.

                  (b) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and on the Closing Date, the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

                  (c) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

                  (d) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the Exempt Resales in the manner contemplated by this Agreement and the Offering

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         Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (e) The Company, the Guarantors and each of their respective subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company, the Guarantors and their respective subsidiaries taken as a whole (a "Material Adverse Effect").

                  (f) The Company will, on the Closing Date, have capitalization as set forth in the Offering Memorandum under the heading "Capitalization"; and all of the outstanding shares of capital stock of the Company and the Guarantors have been duly and validly authorized and issued and are fully paid and non-assessable. All of the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company and the Guarantors, respectively, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party, except for Permitted Liens (as that term is defined in the Indenture) and as otherwise disclosed in the Offering Memorandum.

                  (g) Each of the Company and each Guarantor has full right, power and authority to execute and deliver this Agreement, the Indenture, the Registration Rights Agreement, the Securities and the Exchange Securities (collectively, the "Transaction Documents") to which it is a party and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly and validly taken.

                  (h) This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor.

                  (i) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                  (j) The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a

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         proceeding in equity or at law). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (k) The Guarantees have been duly authorized by each of the Guarantors and, when the Notes have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will constitute a valid and legally binding obligation of each of the Guarantors, enforceable against each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                  (l) The Securities and the Exchange Securities have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as provided in the Indenture and, in the case of the Notes, when paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company and each of the Guarantors, entitled to the benefits of the Indenture and enforceable against the Company and the Guarantors in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                  (m) Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum.

                  (n) The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and the use of proceeds thereof and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents to which it is a party will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantors pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound or to which any of the property or assets of the Company or any Guarantor is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any Guarantor or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any Guarantor or any of their respective properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company or each of the Guarantors of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents to which it is a party, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date, (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as

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         provided in the Registration Rights Agreement and (iii) which shall not adversely affect the ability of the Company and each Guarantor to consummate the transactions contemplated by the Transaction Documents.

                  (o) There are no contracts, agreements or understandings between the Company, any Guarantor and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company or any Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or any guarantor (other than the Registration Rights Agreement) owned or to be owned by such person or to require the Company or any Guarantor to include such securities in the securities registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company or any Guarantor under the Securities Act.

                  (p) Grant Thornton LLP are independent certified public accountants with respect to the Company and its subsidiaries (i) as required by the Securities Act and the rules and regulations of the Commission thereunder and (ii) within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder. The historical financial statements (including the related notes) contained or incorporated by reference in the Offering Memorandum comply in all material respects with the requirements applicable to a registration statement on Form S-1 under the Securities Act; such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Offering Memorandum under the headings "Summary--Summary Historical Consolidated Financial Information", "Capitalization", "Selected Historical Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations", is derived from the accounting records of the Company and its subsidiaries and such sections of the Offering Memorandum fairly present the information purported to be shown thereby in all material respects. The other historical financial and statistical information and data included or incorporated by reference in the Offering Memorandum are, in all material respects, fairly presented.

                  (q) Except as otherwise stated in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any Guarantor is a party or of which any property or assets of the Company or any Guarantor is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of the Company and each Guarantor, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (r) The Preliminary Offering Memorandum and the Offering Memorandum have been prepared by the Company and the Guarantors for use by the Initial Purchasers in connection with Exempt Resales. No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any Guarantor which would prevent or suspend the issuance or sale of the Securities or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to

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         the knowledge of the Company or any Guarantor after reasonable due inquiry, threatened against or affecting the Company or any Guarantor before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and the Company and each Guarantor have complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum and the Offering Memorandum.

                  (s) Neither the Company nor any Guarantor is (i) in violation of its charter or by-laws, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any material respect of any material law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

                  (t) The Company and the Guarantors possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any Guarantor has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course.

                  (u) The Company and the Guarantors have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, except such returns, which individually or in the aggregate, do not involve material amounts or where the failure to file such returns by the Company and the Guarantors, as the case may be, would not, individually or in the aggregate, materially adversely affect the business, operations or prospects of such entity, and no tax deficiency has been determined adversely to the Company or any Guarantor, as the case may be, which has had (nor does the Company or any Guarantor have any knowledge of any tax deficiency which, if determined adversely to the Company or any Guarantor, as the case may be, could reasonably be expected to have) a Material Adverse Effect, except to the extent that the validity thereof is being contested in good faith pursuant to appropriate proceedings.

                  (v) Neither the Company nor any Guarantor is, or after giving effect to the offering and sale of the Securities and upon application of the proceeds as described under the caption "Use of Proceeds" in the Offering Memorandum, will be (i) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder or (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

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                  (w)      The Company and the Guarantors maintain a system of
         internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (x) The Company and the Guarantors maintain insurance of the types and in the amounts generally deemed adequate for their businesses and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

                  (y) The Company and the Guarantors own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the Company and the Guarantors have not received any notice of any claim of conflict with, any such rights of others, except for such notices of conflicts, which, if individually or in the aggregate determined adversely to the Company or any Guarantor, as the case may be, would not have a Material Adverse Effect.

                  (z) There are no contracts or other documents which are required to be described in the Offering Memorandum by the Securities Act or by the rules and regulations of the Commission thereunder which have not been described in the Offering Memorandum or incorporated therein by reference as permitted by such rules and regulations and there are no contracts or other documents that would be required to be filed as exhibits to a Company registration statement pursuant to Item 601(10) of Regulation S-K that have not been described in the Offering Memorandum.

                  (aa) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Offering Memorandum which is not so described.

                  (bb) The Company and the Guarantors have good and marketable title to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Company and the Guarantors, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except such as (i) do not materially interfere with the use made and proposed to be made of such property by the Company and the Guarantors, (ii) pledged under the Senior Credit Facility (as such term is defined in the Indenture) or (iii) could not reasonably be expected to have a Material Adverse Effect.

                  (cc) No strike or work stoppages by the employees of the Company or any Guarantor exists or, to the Company's or any Guarantor's knowledge after reasonable due inquiry, is contemplated or threatened.

                  (dd) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as

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         amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any Guarantor which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company and each Guarantor have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or any Guarantor would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

                  (ee) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by the Company or any Guarantor upon any of the property now or, to the knowledge of the Company or any Guarantor, as the case may be, previously owned or leased by the Company or any Guarantor, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any Guarantor has knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

                  (ff) Neither the Company nor any Guarantor nor, to the Company's or any Guarantor's knowledge after reasonable due inquiry, any employee or agent of the Company, or any Guarantor, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provisions of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (gg) On and immediately after the Closing Date, the Company and each Guarantor (after giving effect to the issuance of the Securities and to the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company and of each Guarantor, as the case may be, is not less than the total amount required to pay the probable liabilities of the Company or such Guarantor on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) each of the Company and the Guarantors is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Securities as contemplated by this Agreement and the Offering Memorandum, each of the Company and the Guarantors is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (iv) the Company and each Guarantor is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company and each Guarantor is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  (hh) Neither the Company nor any Guarantor owns any "margin securities" as that term is defined in Regulations T and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the transactions contemplated by this Agreement (including, without limitation, the use of proceeds from the sale of the Securities), will violate or result in any violation of
         Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Federal Reserve Board.

                  (ii) Except as contemplated by this Agreement, neither the Company nor any Guarantor is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company, any Guarantor or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

                  (jj) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                  (kk) Assuming the accuracy of the representations and warranties of the Initial Purchasers set forth in Section 2 hereof, none of the Company, any of the Guarantors, any of their respective affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S under the Securities Act ("Regulation S")), and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable.

                  (ll) Assuming the accuracy of the representations and warranties of the Initial Purchasers set forth in Section 2 hereof, neither the Company nor any of the Guarantors nor any of their affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

                  (mm) Assuming the accuracy of the representations and warranties of the Initial Purchasers set forth in Section 2 hereof, none of the Company, any of the Guarantors, or any of their respective affiliates or any other person acting on its or their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

                  (nn) Assuming the accuracy of the representations and warranties of the Initial Purchasers set forth in Section 2 hereof, the Company, each Guarantor or any of their respective affiliates or any other person acting on its or their behalf has engaged, has not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities.

                  (oo) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering

         Memorandum or the Offering Memorandum has been made or reaffirmed without, in light of the circumstances under which such statements were made, a reasonable basis or has been disclosed other than in good faith.

                  (pp) Since the date as of which information is given in the Offering Memorandum, except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Company or any Guarantor, whether or not arising in the ordinary course of business, (ii) the Company and the Guarantor have not incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (iii) the Company and the Guarantors have not entered into any material transaction other than in the ordinary course of business and (iv) there has not been any change in the capital stock or long-term debt of the Company or any Guarantor, or except with respect to dividends of the Company's Series A Preferred Stock, any dividend or distribution of any kind declared, paid or made by the Company or any Subsidiary Guarantor on any class of its capital stock, or any redemption in respect thereof.

                  (qq) The minute books and records of the Company, the Guarantors and their respective subsidiaries relating to proceedings of their respective shareholders, boards of directors, and committees of their respective boards of directors made available to Latham & Watkins LLP, counsel for the Initial Purchasers, are their original minute books and records or are true, correct and complete copies thereof, with respect to all proceedings of said shareholders, boards of directors and committees since April 2000 through the date hereof. In the event that definitive minutes have not been prepared with respect to any proceedings of such shareholders, boards of directors or committees, the Company has provided Latham & Watkins LLP with originals or true, correct and complete copies of draft minutes or written agendas relating thereto, which drafts and agendas, if any, reflect all events that occurred in connection with such proceedings.

                  (rr) All instruments, records, agreements and other documents requested in Latham & Watkins LLP's document request letter dated April 15, 2003 have been provided to, or made available for inspection by, Latham & Watkins LLP.

                  (ss) The Company is subject to Section 13 or 15(d) of the Exchange Act.

                  (tt) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of a date within 90 days prior to the date of the Company's most recent annual or quarterly report; and (iii) are effective in all material respects to perform the functions for which they were established.

                  (uu) Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

                  (vv) Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                  (ww) The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

                  (yy) The amendment to the Company's amended and restated credit agreement (the "Credit Agreement"), dated as of December 31, 2002, among the Company, Rent-A-Center East, Inc., the banks and other financial institutions party thereto from time to time, Comerica, N.A. as the documentation agent, NationsBank, N.A. as syndication agent, and JPMorgan Chase Bank, as administrative agent (the "Bank Document") has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                  2.       Purchase and Resale of the Securities.

                  (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company and the Guarantors, jointly and severally, agree to issue and sell to each of the Initial Purchasers and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the principal amount of Securities set forth opposite the name of such Initial Purchaser on
Schedule 1 hereto at a purchase price equal to 97.875% of the principal amount thereof. The Company and the Guarantors shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

                  (b) The Initial Purchasers have advised the Company that they propose to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it is a Qualified Institutional Buyer with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities; (ii) it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act, (iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iv) in connection with the Exempt Resales, it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of their initial offering, only to Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum.

                  (c) In connection with the offer and sale of Securities in reliance on Regulation S, each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

                           (i) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S.

                  persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act;

                           (ii) such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act;

                           (iii) neither of such Initial Purchaser nor any of its affiliates nor any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S;

                           (iv) at or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                           "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."; and

                           (v) such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in this Section 2(c) have the meanings given to them by Regulation S.

                  (d) Each Initial Purchaser, severally and not jointly, represents and agrees that (i) it has not offered or sold and, prior to the date six months after the date of issuance of the Securities, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (as amended); (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act
2000) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the Financial Services and Markets Act 2000 does not apply to the Company; and (iii) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

                  (e) Each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(d) and (e), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance.

                  (f) The Company acknowledges and agrees that the Initial Purchasers may sell Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Securities purchased by such affiliate to an Initial Purchaser.

                  3.       Delivery of and Payment for the Securities.

                  (a) Delivery of and payment for the Securities shall be made at the offices of Latham & Watkins LLP, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 9:00 A.M., New York City time, on the Closing Date or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company.

                  (b) The Securities will be delivered to the Initial Purchasers, or the Trustee as custodian for The Depository Trust Company ("DTC"), against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the Securities to the account of the Initial Purchasers at DTC. The Securities will be evidenced by one or more global securities in definitive form (the "Global Notes") or by additional definitive securities, and will be registered, in the case of the Global Notes, in the name of Cede & Co. as nominee of DTC, and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date. The Securities to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.

                  4. Further Agreements of the Company and the Guarantors. The Company and each of the Guarantors, jointly and severally, agree with each of the Initial Purchasers as follows:

                  (a) to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

                  (b) to furnish promptly to each of the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Offering Memorandum (and any amendments or supplements thereto) as they may reasonably request;

                  (c) prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review;

                  (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

                  (e) for so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

                  (f) for a three-year period ending on the third anniversary of the Closing Date, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

                  (g) to promptly take from time to time such actions as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions in the United States as the Initial Purchasers may reasonably designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers may reasonably request; provided that the Company and its subsidiaries will not be required to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject;

                  (h) to assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through DTC;

                  (i) not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

                  (j) except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or with respect to any Securities sold in reliance on Rule 903 of Regulation S, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any Securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

                  (k) from the date hereof and until the earlier of (i) 90 days after the date of the Offering Memorandum or (ii) the consummation of the Exchange Offer, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any Guarantor (other than as contemplated by the Registration Rights Agreement) without the prior written consent of Lehman Brothers Inc.

                  (l) during the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act;

                  (m) not to, for so long as the Securities are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and to not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder;

                  (n) in connection with the offering of the Securities, until Lehman Brothers Inc. on behalf of the Initial Purchasers shall have notified the Company of the completion of the distribution of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent active trading in or of raising the price of the Securities;

                  (o) to furnish to each of the Initial Purchasers on the date hereof a copy of the independent accountants' report incorporated by reference in the Offering Memorandum signed by the accountants rendering such report;

                  (p) to do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and to use its reasonable best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

                  (q) prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company or any Guarantor, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchasers are notified), without prior consultation with the Initial Purchasers, unless in the judgment of the Company or such Guarantor and their respective counsel, and after notification to the Initial Purchasers, such press release or communication is required by law;

                  (r) to apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading "Use of Proceeds;" and

                  (s) The Company and the Guarantors agree to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letter of the Company and the Guarantors to DTC relating to the approval of the Securities by DTC for "book entry" transfer.

                  5. Conditions of Initial Purchasers' Obligations. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company and the Guarantors contained herein, to the accuracy of the statements of the Company, and the Guarantors and their respective officers made in any certificates delivered pursuant hereto, to the performance by the Company and the Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                  (b) None of the Initial Purchasers shall have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the written advice of counsel for the Initial Purchasers, is material or omits to state any fact which, in the written advice of such counsel (a copy of which shall be supplied to the Company), is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate proceedings and other matters required for due authorization and validity of each of the Transaction Documents and the transactions contemplated thereby and the Offering Memorandum shall be satisfactory in all material respects to the Initial Purchasers, and the Company and the Guarantors shall have furnished to the Initial Purchasers copies of such documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

                  (d) Winstead Sechrest & Minick P.C. shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company and the Guarantors addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex B hereto.

                  (e) The Initial Purchasers shall have received from Latham & Watkins LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company and the Guarantors shall have furnished to such counsel such documents and information as they request for the purpose of enabling them to pass upon such matters.

                  (f) At the time of execution of this Agreement, the Initial Purchasers shall have received from Grant Thornton LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and
         (iii) covering such other matters as are ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                  (g) With respect to the letter of Grant Thornton LLP referred to in the preceding paragraph and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Initial Purchasers a letter (the "bring-down letter") of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                  (h) The Company and each of the Guarantors shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of their respective chief executive officers and chief financial officers or such other persons who possess similar authority or perform similar functions, solely in their capacity as officers and not in their individual capacity, stating that (A) such persons have examined the Offering Memorandum, (B) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) to such officer's knowledge after reasonable due inquiry, as of the Closing Date, the representations and warranties of the Company and each of the Guarantors, as the case may be, in this Agreement are true and correct, the Company and each of the Guarantors, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date in all material respects, and subsequent to the date of the most recent financial statements contained in the Offering Memorandum, there has been no material adverse change in the financial position or results of operations of the Company, the Guarantors and their respective subsidiaries taken as a whole, or any change, or any development including a prospective change, in or affecting the condition

         (financial or otherwise), results of operations, business or prospects of the Company, the Guarantors and their respective subsidiaries taken as a whole that would, or could reasonably be expected to, result in a Material Adverse Effect, except as set forth in the Offering Memorandum. Such persons may also state that (i) they participated in the preparation of the Offering Memorandum, and (ii) they are generally familiar with the operations and business of the respective corporations of which they were officers or directors, have made such inquiries as they deemed appropriate in connection with making this certificate and have conferred amongst themselves in its preparation.

                  (i) The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

                  (j) The Indenture shall have been duly executed and delivered by the Company, the Guarantors and the Trustee, and the Securities shall have been duly executed and delivered by the Company and the Guarantors and duly authenticated by the Trustee.

                  (k) The Securities shall have been approved by the NASD for trading in the PORTAL Market.

                  (l) If any event shall have occurred that requires the Company under Section 4(d) to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

                  (m) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which, in the case of a proposed withdrawal, in the written advice of counsel to the Initial Purchasers, a copy of which will be delivered to the Company, is reasonably likely to occur and would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities as contemplated hereby.

                  (n) The Company, the Guarantors and their respective subsidiaries (taken as a whole) shall not have sustained, since the date of the latest audited financial statements included in the Offering Memorandum (exclusive of any amendment or supplement thereto on or after the date of this Agreement), any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there shall not have been any change in the stockholders' equity or long-term debt of the Company, the Guarantors and their respective subsidiaries (taken as a whole) or material adverse change, or any development involving a prospective material adverse change, in or affecting the management, condition, financial or otherwise, stockholders' equity, results of operations, business or prospects of the Company, the Guarantors and their respective subsidiaries, taken as a whole.

                  (o) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

                  (p) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's or any Guarantor's other debt securities or preferred stock by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Securities or any of the Company's or any Guarantor's other debt securities or preferred stock.

                  (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, has been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a material disruption in securities settlement, payment or clearance services in the United States; (iii) a banking moratorium has been declared by Federal or state authorities; (iv) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity, crisis or emergency if, in the judgment of Lehman Brothers Inc., the effect of any such attack, outbreak, escalation, act, declaration, calamity, crisis or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Securities; or (v) the occurrence of any other calamity, crisis (including without limitation as a result of terrorist activities), or material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of Lehman Brothers Inc., impracticable or inadvisable to proceed with offering or delivery of the Securities being delivered on the Closing Date or that, in the judgment of Lehman Brothers Inc., would materially and adversely affect the financial markets or the markets for the Securities and other debt securities.

                  (r) The Initial Purchasers shall have received copies of the documentation evidencing the Bank Document, certified by the secretary of the Company as being true, complete and correct.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

                  6. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(m), (n), (o), (p) or (q) shall have occurred.

                  7.       Defaulting Initial Purchasers

                  (a) If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchasers may make arrangements for the purchase of the Securities which such defaulting Initial Purchaser agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Initial Purchasers, but if no such arrangements are made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers, the Company or the Guarantors, except that the Company and the Guarantors will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 and except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term "Initial Purchasers" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in
Schedule 1 hereto that, pursuant to this Section 7, purchases Securities which a defaulting Initial Purchaser agreed but failed to purchase.

                  (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes.

                  8. Reimbursement of Initial Purchasers' Expenses. If (a) this Agreement shall have been terminated pursuant to Section 6 or 7, (b) the Company shall fail to tender the Securities for delivery to the Initial Purchasers for any reason or (c) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Company shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Securities. If this Agreement is terminated pursuant to Section 7 by reason of the default of one or more of the Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

                  9.       Indemnification

                  (a) The Company and each Guarantor, hereby agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Initial Purchaser, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by the Company or any Guarantor (or based upon any written information furnished by the Company or any Guarantor) specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application") or (C) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities ("Marketing Materials"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum or the Offering Memorandum, or in any such amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Initial Purchasers by or on behalf of any Initial Purchaser specifically for inclusion therein; provided, however, that the Company shall not be liable to any Initial Purchaser under the indemnity agreement in this Section 9 to the extent, but only to the extent, that (A) such loss, claim, damage, or liability of such Initial Purchaser results from an untrue statement of a material fact or an omission of a material fact contained in the Preliminary Offering Memorandum, which untrue statement or omission was completely corrected in the Offering Memorandum dated the date hereof (the "Final Offering Memorandum"), (B) the Company sustains the burden of proving that such Initial Purchaser sold Securities to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to written confirmation of such sale, a copy of the Final Offering Memorandum (excluding the Incorporated Documents),
(C) the Company had previously furnished sufficient quantities of the Final Offering Memorandum to such Initial Purchaser within a reasonable amount of time prior to such sale or such confirmation, and (D) such Initial Purchaser failed to deliver the Final Offering Memorandum, if required by law to have so delivered it, and such delivery would have been a complete defense against the person asserting such loss, claim, liability, expense or damage. The foregoing indemnity agreement is in addition to any liability that the Company or the Guarantors may otherwise have to any Initial Purchaser or to any director, officer, employee or controlling person of that Initial Purchaser.

                  (b) Each Initial Purchaser, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, each Guarantor, their respective officers and employees, each of their respective directors, and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, any Guarantor or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (B) in any Blue Sky Application, or (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company, any Guarantor and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Company, any Guarantor or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Company, any Guarantor or any such director, officer, employee or controlling person.

                  (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 9 except to the extent it has been materially prejudiced by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and those Initial Purchasers and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company or any Guarantor under this
Section 9 if, in the reasonable judgment of the Initial Purchasers (based upon written advise of counsel, a copy of which shall be delivered to the indemnifying party), it is advisable for the Initial Purchasers and those directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or any Guarantor. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) The Initial Purchasers severally confirm and the Company and the Guarantors acknowledge that the statements with respect to the offering of the Securities by the Initial Purchasers set forth in the second full paragraph on page iii of the Offering Memorandum and in the last sentence of the third paragraph and in the fifth, sixth and eighth paragraphs in the section entitled "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Company or any Guarantor by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

                  10.      Contribution. If the indemnification provided for in
Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company and the Guarantors on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement as set forth on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Guarantors and information supplied by the Company shall also be deemed to have been supplied by the Guarantors. The Company, the Guarantors, and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities initially purchased by it were offered to the Eligible Purchasers exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 10 are several in proportion to their respective underwriting obligations and not joint.

                  11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to directors, officers, employees and controlling persons of the Company, the Guarantors and the Initial Purchasers and in Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  12. Expenses. Each of the Company and the Guarantors agrees with the Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum (including, without limitation, the Annual Report on Form 10-K for the year ended December 31, 2002 and any financial statements and exhibits) and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Company's counsel and their independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchasers); (g) the furnishing of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (h) any fees charged by rating agencies for rating the Securities; (i) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (j) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (k) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement which are not otherwise specifically provided for in this Section 12; provided, however, that except as provided in this Section 12 and Section 8, the Initial Purchasers shall pay their own costs and expenses.

                  13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons, until such time as the applicable statute of limitations has expired.

                  14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, NY 10019, Attention: Michael A. Goldberg (telecopier no.: (646) 758-4230), with a copy to Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Kirk
         A. Davenport, II (telecopier no.: (212) 751-4864), and with a copy, in the case of any notice pursuant to Section 9(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 15th Floor, New York, NY 10022; or

                  (b) if to the Company or the Guarantors, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: Robert D. Davis, Chief Financial Officer (telecopier no.: (972) 943-0113), with a copy to Winstead Sechrest & Minick P.C., 5400 Renaissance Tower, Dallas, Texas 75270, Attention: Warren M.S. Ernst (telecopier no: (214) 745-5311).

Any such statements, requests, notices or agreements shall take effect at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc.

                  15.      Definition of Terms. For purposes of this Agreement,
(a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

                  16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  17. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  18. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

                  19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                                                  EXECUTION COPY

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the parties hereto in accordance with its terms.

                                     Very truly yours,

                                     RENT-A-CENTER, INC.

                                     By: /s/ MARK E. SPEESE
                                         ---------------------------------------
                                         Mark E. Speese
                                         Chairman of the Board, Director and
                                         Chief Executive Officer

                                     RENT-A-CENTER EAST, INC.

                                     By: /s/ MARK E. SPEESE
                                         ---------------------------------------
                                         Mark E. Speese
                                         President

                                     COLORTYME, INC.

                                     By: /s/ MARK E. SPEESE
                                         ---------------------------------------
                                         Mark E. Speese
                                         Vice President

                                     RENT-A-CENTER WEST, INC.

                                     By: /s/ MARK E. SPEESE
                                         ---------------------------------------
                                         Mark E. Speese
                                         President

                                     GET IT NOW, LLC

                                     By: /s/ MARK E. SPEESE
                                         ---------------------------------------
                                         Mark E. Speese
                                         President

                                     RENT-A-CENTER TEXAS, L.P.

                                     By: /s/ MARK E. SPEESE
                                         ---------------------------------------
                                         Mark E. Speese
                                         Chief Executive Officer

                                     RENT-A-CENTER TEXAS, L.L.C.

                                     By: /s/ JAMES ASHWORTH
                                         ---------------------------------------
                                         James Ashworth
                                         President

Accepted:

LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
BEAR, STEARNS & CO. INC.
UBS WARBURG LLC
WACHOVIA SECURITIES, INC.

By: LEHMAN BROTHERS INC.,
    as Authorized Representative

    By: /s/ MICHAEL A. GOLDBERG
        -------------------------------
       Michael A. Goldberg
       Managing Director